PURCHASE, SALE AND ASSUMPTION AGREEMENT

THIS AGREEMENT entered into this 7th day of March, 2005.

BETWEEN:

TRIDENT OIL AND GAS, INC.,
a Nevada corporation having offices at
3273 E. Warm Springs Road,
Las Vegas, Nevada, USA 89120
(the "Vendor")
OF THE FIRST PART
AND:
TRYX VENTURES INC.,
a Nevada corporation having offices at
#314 - 837 West Hastings Street
Vancouver, British Columbia, Canada, V6C 3N6
(the "Purchaser")

OF THE SECOND PART

WHEREAS:

A.  The Vendor is the owner of certain assets, interests in certain oil and gas leases and other contracts and agreements under a Purchase and Sale Agreement dated March 1, 2004, a copy of which is attached hereto and forms part of this agreement. (the “Purchase and Sale Agreement”).

B.  The Vendor has agreed to sell and assign to the Purchaser and the Purchaser has agreed to purchase from the Vendor all of the Vendor’s assets and beneficial interest, rights and obligations in and to the Purchase and Sale Agreement, upon and subject to the terms and conditions herein set forth, it being the intention of the parties hereto that the purchase price for the beneficial ownership of the Assets will be the fair market value thereof.

IN CONSIDERATION of the premises, mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.               DEFINITIONS AND INTERPRETATION

1.1             In this Agreement, the following words or expressions shall have the following meanings, namely:

a)	“Appraised Value” has the meaning ascribed thereto by paragraph 3;

b)	“Assets” has the meaning ascribed to it in paragraph 1.01 of the Purchase and Sale Agreement;

c)	“Assumed Obligations” has the meaning ascribed to it in paragraph 1.02 of the Purchase and Sale Agreement;

d)	“Assignment of Leases and Contracts” shall have the meaning ascribed to it in paragraph 1.03 of the Purchase and Sale Agreement;

e)	“Declaration of Trust” means the declaration of trust between the Vendor and the Purchaser executed concurrently with this Agreement in the form attached hereto as Schedule B;

f)	“Effective Date” means the date on which the Purchase Price is paid in full or the 180th day from the date of execution of this Agreement;

g)
“Purchase and Sale Agreement” means the purchase and sale agreement attached hereto as Schedule A and forming part of this Agreement by and between Production Specialties Company and Trident Oil and Gas, Inc. dated March 1, 2004; and

h)	“Purchase Price” has the meaning ascribed thereto by paragraph 3.

1.2            Schedule A - Purchase and Sale Agreement, attached hereto, shall be incorporated into and form part of this Agreement; and

1.3            Schedule B - Declaration of Trust, attached hereto, shall be incorporated into and form a part of this Agreement:

2.             PURCHASE AND SALE

2.1           The Vendor hereby transfers, sells, assigns and sets over to the Purchaser and the Purchaser hereby purchases, as of the Effective Date its beneficial ownership, rights and obligations in and to the Assets, the Assumed Obligations and the Assumption of Leases and Contracts contained in the Purchase and Sale Agreement on the terms and conditions hereinafter set forth.

2.3          The Vendor shall continue to hold the legal title to the Assets transferred, sold assigned and set over to it under the Purchase and Sale Agreement in trust, as bare trustee, for and on behalf of the Purchaser from the Effective Date, in accordance with the terms and conditions of the Declaration of Trust.

2.4           The Purchaser hereby assumes all liabilities, encumbrances and charges related to the Assets, if any.

3.             PURCHASE PRICE

                The purchase price (the “Purchase Price” or “Appraised Value”) for the transfer, sale, assignment of the beneficial ownership, rights and obligations in and to the Assets, the
Assumed Obligations and the Assumption of Leases and Contracts pursuant to the Purchase and Sale Agreement transferred and assigned pursuant to this Agreement shall be the fair market value thereof as of the date of this Agreement, which the parties have determined to be Two Hundred and Fifty Thousand Dollars ($250,000).

4.            PAYMENT OF PURCHASE PRICE

4.1         The Purchase Price shall be paid or otherwise satisfied by the issuance of One Million (1,000,000) common voting shares in the capital stock of the Purchaser at the price of $0.10 per share (the “Purchase Shares”) and by the payment to the Vendor of the sum of One Hundred and Fifty Thousand Dollars ($150,000). The Purchase Shares shall be issued to the Vendor upon execution of this Agreement, which shares shall be, upon issuance considered to be fully paid and non-assessable. The sum of Two Hundred Thousand Dollars ($150,000) shall be paid to the Vendor within 180 days of execution of this Agreement.

5.            VENDOR’S REPRESENTATIONS AND WARRANTIES

5.1           The Vendor hereby represents and warrants to the Purchaser that:

a)	it is the legal and beneficial owner of the Assets;

b)
it has the ability to perform its obligations under this Agreement including without limitation the transfer of the Assets and the assignment of the Purchase and Sale Agreement to the Purchaser, and no third party consents or authorizations are required prior to the transfer of the beneficial ownership of the Assets to the Purchaser, other than from Trident Oil and Gas, Inc., which consent has been obtained; and

c)	it has the ability and capacity to perform its obligations under the Declaration of Trust.

5.2          The Purchaser hereby represents and warrants to the Vendor that:

a)
it has the ability to perform its obligations under this Agreement and under the Purchase and Sale Agreement and without limiting the foregoing has the capacity to enter into and perform its obligations under the Declaration of Trust;

b)	it is purchasing the Assets for use in the course of its commercial activities;

5.3          The representations and warranties set out in this paragraph 5 shall survive the completion of the transactions contemplated by this Agreement.

6.            FURTHER ASSURANCES

              The Vendor and the Purchaser shall do or cause to be done all such further acts and things and shall execute or cause to be executed all such further deeds, documents, elections and instruments as may be reasonably necessary for the purpose of completing the transactions contemplated by this Agreement.

8.             ENUREMENT

                This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

9.           NOTICES

              All notices, directions, or other instruments required or permitted to be given to the parties hereto shall be in writing and shall be delivered to the address of the party to whom it is directed as set forth on the first page of this Agreement.

10.          MODIFICATION

             This Agreement may not be modified or amended except by an instrument in writing signed by the parties hereto or their respective successors or assigns.

11.        GOVERNING LAW

              This Agreement shall be governed by and be construed in accordance with the laws of the State of Nevada.

12.         HEADINGS

               The headings of the clauses of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

13.         TIME OF ESSENCE

               Time shall be of the essence of this Agreement.

14.          COUNTERPARTS AND FACSIMILE

               This Agreement may be signed and delivered in counterparts and/or by electronic facsimile by the parties in counterparts, each of which so signed shall be deemed to be an original, and such counterparts together shall constitute one and the same instrument.

IN WITNESS WHEREOF the parties have caused these presents to be executed as of the date first written above.

                                                                                               VENDOR: TRIDENT OIL AND GAS, INC.

Per:/s/Stuart McPherson
        Authorized Signatory

PURCHASER: TRYX VENTURES, INC.

Per: /s/ Alessandra Bordon
         Authorized Signatory

SCHEDULE “A”

PURCHASE AND SALE AGREEMENT

By and Between

PRODUCTION SPECIALTIES COMPANY (“SELLER”)

and

TRIDENT OIL AND GAS, INC. (“PURCHASER”)

THIS PURCHASE AND SALE AGREEMENT is made and entered into as of March 1, 2004, by and between PRODUCTION SPECIALTIES COMPANY, A CALIFORNIA CORPORATION (“Seller”), and TRIDENT OIL AND GAS, INC., A NEVADA CORPORATION (“Purchaser”).

WHEREAS, the respective Boards of Directors of both Seller and Purchaser have approved the terms of this Agreement and the transaction contemplated hereby; and

WHEREAS, this Agreement provides for the sale of certain of Seller’s rights and interests in and to certain oil and gas leases and other contracts and agreements to Purchaser; and

WHEREAS, Seller and Purchaser desire to set forth the terms of their agreement and transaction as provided for herein;

NOW, THEREFORE, in consideration of the promises and agreements herein contained, the parties hereto agree as follows:

ARTICLE 1 - ASSETS PURCHASED AND LIABILITIES ASSUMED

1.01 Purchase and Sale of Assets. Subject to the terms and conditions of this Agreement, at Closing (as hereinafter defined), Seller shall convey, assign, transfer and deliver, and Purchaser shall purchase and receive an undivided thirty seven and one-half percent (37.50%) of all of Seller’s rights, title and interests in and to all of the (i) Oil and Gas Leases, (ii) Declarations of Pooling, (iii) Oil and/or Gas Wells, (iv) Joint Operating Agreements, (v) Farm-out Agreements, and (vi) other Contracts and Agreements of any kind described or referred to in Exhibit “A” attached hereto. Seller’s undivided rights, title and interests in and to the Oil and Gas Leases, Declarations of Pooling, Oil and/or Gas Wells, Joint Operating Agreements, Farmout Agreements, and other Contracts and Agreements described in Exhibit “A” attached hereto are hereinafter collectively referred to as the “Assets.”

1.02 Assumption of Obligations. Purchaser shall take its interest in the Assets “AS IS” subject to all obligations and liabilities that are associated with such interest, including drilling costs, clean up costs, well closing, plugging and abandonment costs and expenses, and all surface remediation and environmental (surface and subsurface) costs, expenses and liabilities, all of which obligations and liabilities Purchaser agrees to assume (the “Assumed Obligations”) and to defend and hold Seller harmless from and against any and all claims, liabilities, costs and expenses (including all attorney’s fees) with respect thereto.

1.03 Assumption of Leases and Contracts. Purchaser assumes and shall perform, as to its undivided interest, all duties and obligations under all of the Oil and Gas Leases, Declarations of Pooling, Joint Operating Agreements, Farm-out Agreements and other Contracts, Agreements, permits and other matters that are a part of the Assets or are otherwise being conveyed and assigned to Purchaser pursuant to this Agreement and the Assignment and Bill of Sale provided for in Article 7 (Assignment and Bill of Sale) below. Purchaser shall defend and hold Seller harmless from and against any and all claims, liabilities, costs and expenses (including all attorneys’ fees) arising out of or in any way related to any failure or refusal on Purchaser’s part to fully perform any duty or obligation hereby assumed by Purchaser under any Lease, Contract, Agreement, permit or other matter.

ARTICLE 2 - CLOSING; PURCHASE PRICE

2.01 Closing. The closing of the transaction contemplated in this Agreement (the “Closing”) shall be on March 1, 2004 (“Closing Date”), time being of the essence. In the event closing does not occur on or before the Closing Date, or such other date as the parties shall mutually agree in writing, this Agreement shall become null and void and of no further force or effect.

2.02 Purchase Price. At Closing, Purchaser shall pay to Seller the sum of One Hundred Twelve Thousand Five Hundred Dollars ($112,500.00) as the Purchase Price for the undivided interest in the Assets being purchased by Purchaser. Such Purchase Price shall be paid in cash at Closing.

ARTICLE 3 - REPRESENTATIONS AND
WARRANTIES OF SELLER

Seller hereby represents and warrants to Purchaser as follows:

3.01 Special Warranty of Title. Seller represents and warrants that Seller has not sold, assigned, conveyed, encumbered and/or otherwise hypothecated any of the Assets.

3.02 Tax Matters. To the best knowledge of Seller, Seller has duly and timely filed all tax returns and reports required to be filed by Seller prior to Closing, except to the extent that any failure or alleged failure to file any tax return or report would not have a material adverse effect on Seller or the purchased Assets. To the best knowledge of Seller, all of Seller’s tax returns and reports are true and complete in all materials respects.

3.03 Litigation. Seller represents, to the best of its knowledge, that there is no prosecution, suit, action, arbitration proceeding or governmental proceeding pending or threatened against or affecting Seller, any of the Assets, or the transaction contemplated herein. To the best knowledge of Seller, there is not outstanding against Seller any decision, judgment, decree, injunction, rule or order of any court, arbitrator or governmental entity affecting any of the Assets or this transaction.

3.04 Brokers. Purchaser shall not have any obligation or liability to pay any fee, commission or other compensation to any person or entity engaged by Seller in connection with this Agreement or the transaction contemplated herein.

3.05 True Copies. All copies of documents delivered or made available to Purchaser in connection with this Agreement are true and correct copies of the originals thereof.

3.06 Compliance with Law and Regulations. To the best of Seller’s knowledge, Seller is in material compliance with all federal, state and local laws, regulations and ordinances applicable to its business and operations.

ARTICLE 4 - REPRESENTATIONS AND
WARRANTIES OF PURCHASER

Purchaser hereby represents and warrants to Seller as follows:

4.01 Organization and Good Standing. Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, and is duly qualified and in good standing as a foreign corporation in each jurisdiction in which any of the Assets are located.

4.02 Capitalization and Financial Resources. Purchaser has the necessary capitalization and financial resources to fulfill its commitments set forth in this Agreement, including, but not limited to, the payment of the Purchase Price and the assumption of obligations and liabilities as provided for herein.

4.03 Authority Relative to this Agreement. Purchaser has the requisite and corporate power and authority to enter into this Agreement and all ancillary documents, and to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and each ancillary document, and the consummation of the transactions contemplated herein and therein, have been duly authorized by the Board of Directors of Purchaser, or by an authorized committee thereof, and do not violate any provision of the Articles or Certificate of Incorporation or Bylaws of Purchaser. No other corporate proceeding on the part of Purchaser is necessary to authorize this Agreement, the ancillary documents and/or the transaction contemplated herein and therein. The execution and delivery of this Agreement and each ancillary document, and the consummation of the transaction provided for herein and therein will not conflict with or effect a breach, violation or default, or cause an event of default, under any mortgage, lease, or other material agreement or instrument, or any statute, regulation, order, judgment or decree to which Purchase is a party or by which Purchaser is bound, or any law or governmental regulation applicable to Purchaser, or require the consent of any person (other than the parties to this Agreement). This Agreement and the ancillary documents constitute legal, valid and binding obligations of Purchaser, enforceable in accordance with their terms, except as enforcement thereof may be limited by any applicable bankruptcy, reorganization, insolvency, moratorium, or similar laws affecting rights of creditors generally, whether applied at law or in equity.

4.04 No Broker. Seller shall not have any obligation or liability to pay any fee or other compensation to any person or entity engaged by Purchaser in connection with this Agreement or the transaction contemplated herein.

4.05 No Reliance. Purchaser is purchasing and accepting its interest in the Assets “AS IS” without any express or implied warranty of any kind, except for the special warranty of title provided for in Section 3.01 above. Purchaser is entering into this transaction solely on the basis of Purchaser’s own expertise, inspection, evaluation, familiarity with and knowledge of the Assets. Purchaser is not relying on any representation, estimate, claim, warranty, statement, data, or information of any kind made or provided to Purchaser or any of its employees, agents, consultants, etc., by Seller or any employee, agent, or other representative of Seller. No patent or latent condition affecting the Assets (or any Asset) in any way, whether now known or discovered or hereafter discovered, shall in any way affect any of Purchaser’s obligations contained in this Agreement, or give rise to any right of or to damages, rescission, or any other legal or equitable right or remedy on behalf of Purchaser against Seller.

4.06 SELLER’S DISCLAIMER. EXCEPT FOR THE SPECIAL WARRANTY OF TITLE CONTAINED IN SECTION 3.01 ABOVE, SELLER MAKES NO REPRESENTATION OR WARRANTY, AND SELLER HEREBY EXPRESSLY DISCLAIMS ALL LIABILITY AND RESPONSIBILITY FOR ANY REPRESENTATION, WARRANTY, STATEMENT OR INFORMATION, ORALLY OR IN WRITING, MADE OR COMMUNICATED TO PURCHASER INCLUDING, BUT NOT LIMITED TO, ANY OPINION, INFORMATION OR ADVISE WHICH MAY HAVE BEEN PROVIDED TO PURCHASER BY ANY OFFICER, DIRECTOR, EMPLOYEE, AGENT, CONSULTANT OR REPRESENTATIVE OF SELLER, ANY ENGINEER OR ENGINEERING FIRM, OR ANY OTHER AGENT, CONSULTANT OR REPRESENTATIVE OF SELLER. IN ADDITION, PURCHASER ACKNOWLEDGES THAT SELLER HAS NOT MADE, AND SELLER HEREBY EXPRESSLY DISCLAIMS AND NEGATES, ANY IMPLIED OR EXPRESS WARRANTY OF MERCHANTABILITY, FITNESS FOR ANY PARTICULAR PURPOSE, OR CONFORMITY TO MODELS OR SAMPLES OR MATERIALS, AS WELL AS ANY OTHER REPRESENTATION OR WARRANTY, EXPRESS, STATUTORY OR IMPLIED, RELATING TO THE ASSETS OR

THEIR CONDITION. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, PURCHASER IS ACQUIRING INTEREST IN THE ASSETS IN “AS-IS, WHERE-IS” CONDITION WITH ALL FAULTS.

ARTICLE 5 - SURVIVAL OF REPRESENTATIONS;
AND WARRANTIES; INDEMNIFICATION

5.01 Survival of Representations and Warranties. All representations and warranties made by the parties, as contained in this Agreement or in any ancillary document, as well as any indemnification made by any party, shall survive the Closing.

5.02 Indemnification by Purchaser. Purchaser agrees to indemnify and to hold Seller harmless from and against any and all damages, losses, liabilities, deficiencies, costs and/or expenses, including all attorneys’ fees, expenses and other out-of-pocket costs of litigation and/or arbitration (collectively “Damages”), resulting from, arising out of or in any way in connection with or related to Seller’s ownership and/or operation of the Assets (insofar as the interest being sold to Purchaser) at any time before or after Closing, whether or not any such Damages are in connection with any action, suit, proceeding, demand or judgment of a third party (including governmental entities) or involve any other matter or proceeding. The foregoing indemnification shall include all damages arising out of or in connection with environmental matters.

ARTICLE 6 - CONDITIONS TO CLOSING

7.01 Conditions to Obligation of Purchaser to Close. The obligation of Purchaser to close the transaction contemplated hereby is subject to the satisfaction of the following conditions:

A.
Purchaser shall have the right to conduct such inspections and investigations of the Assets as Purchaser deems necessary. In the event that Purchaser, in its sole discretion, determines that the purchase contemplated herein is not in its best interest, Purchaser shall have the right to cancel this Agreement and this Agreement shall be null and void and of no further force or effect.

B.
It is agreed that Seller shall deliver marketable title to the Assets. Closing shall constitute Purchaser’s full approval and acceptance of title. It is agreed that Seller will provide to Purchaser all log reports, geological reports, production runs and other data and information in Seller’s possession.

ARTICLE 7 - CLOSING

At the Closing, Seller shall deliver to Purchaser an Assignment and Bill of Sale of and to the interest in the Assets being purchased by Purchaser. The Assignment and Bill of Sale shall be executed and delivered by Seller to Purchaser at the Closing in the form attached hereto as Exhibit “B.” At the Closing, Purchaser shall pay the Purchase Price, in cash, to Seller.

ARTICLE 8 - ADDITIONAL AGREEMENTS

8.01 Agreements as to Tax Matters. The parties will cooperate fully with each other in connection with the preparation, signing and filing of tax returns and in any other matters involving taxes relating to the Assets.

8.02 Post-Closing Documents. The parties will cooperate with one another after Closing and, without any further consideration, will execute and deliver such other documents as shall be reasonably required after Closing to transfer title to the interest in the Assets being purchased by Purchaser. The parties will take any other action necessary to carry out the intent and purposes of this Agreement.

8.03 Notice. Each party shall notify the other of any claim, demand, action, suit or proceeding relating to, or arising in connection with, the Assets as soon as practicable after learning of such claim, demand, action, suit, or proceeding.

ARTICLE 9 - GENERAL PROVISIONS

9.01 Expenses. Each party shall pay its own expenses (including legal and accounting costs and expenses) in connection with the negotiation, preparation and consummation of this Agreement.

9.02 Governing Law; Waiver of Jury Trial. All questions concerning the construction, interpretation, validity and enforcement of this Agreement shall be governed by the laws of the State of California without giving effect to any choice or conflict of law provisions or rules (whether in the State of California or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of California.

9.03 Submission to Jurisdiction. Any legal action or proceeding with respect to this Agreement or any of the rights or interests of the parties hereunder shall be brought in the courts of the State of California located in the County of Tehama and, by execution and delivery of this Agreement, the Purchaser hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction and venue of the aforesaid court(s). Each party hereby irrevocably waives, in connection with any action or proceeding, any objection, including, without limitation, any objection to venue based on grounds of forum non conveniens, which it may now or hereafter have to the bringing of any action or proceeding in the aforesaid jurisdiction and venue. Each party hereby irrevocably consents to the service of process of the aforementioned court(s) in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to it at its address as set forth herein.

9.04  Headings. Article and Section headings used in this Agreement are for convenience only and shall not affect the meaning or construction of this Agreement.

9.05   Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or mailed by certified mail (return receipt requested) to a party at the following address (or at such other address as a party shall specify by like notice), or if sent by facsimile to a party at the following facsimile number;

To Purchaser:

Trident Oil and Gas, Inc.
3273 East Warm Springs Road
Las Vegas, Nevada 89120
Facsimile Number: _____________________

To Seller:

Production Specialties Company
P. O. Box 880
Woodland, California 95776-0880
Facsimile Number: (530) 668-5329

9.06 Parties in Interest. All of the terms and provisions of this Agreement shall be binding upon, and shall inure to the benefit of and be enforceable by the successors and assigns of Seller and Purchaser.

9.07 Final Agreement; Entire Agreement. This Agreement is the final agreement between the parties and constitutes the entire agreement between them. This Agreement supersedes all prior agreements and understandings, written or oral, whether signed or unsigned, with respect to the subject matter hereof.

9.08 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be considered an original, and all of which shall constitute one and the same instrument.

9.09 Amendment. This Agreement may be amended only by an instrument in writing signed by or on behalf of each of the parties hereto.

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.

                                                                                                                            SELLER

                                                                                                                           PRODUCTION SPECIALTIES COMPANY

                                                                                                                          By:/s/Dero Parker
                                                                                                                               President        (Name)
                                                                                                                                                                        (Title)

                                                                                                                           BUYER

                                                                                                                           TRIDENT OIL AND GAS, INC.

                                                                                                                          By:/s/ Stuart McPherson
                                                                                                                                                        (Name)
                                                                                                                                                                        (Title)

EXHIBIT “A”

Attached to and made a
part of that certain

Purchase and Sale Agreement,

dated March 1, 2004,

by and between

Production Specialties Company, as Seller,

and Trident Oil and Gas, Inc., as Purchaser

(East Corning Area)

A. Declaration of Pooling for the Brave Ulysses #1A-36 Gas Unit dated effective the date of first production (July 12, 2002) recorded September 22, 2003 as document number 19580 and recorded in Book 2374 at Page 40 of the records of Tehama County, California and covering the following wells and leases:

Wells:  Brave Ulysses #1A-36 and Bell Bottom Blues #1-36

1. Oil and Gas Lease (Short Form) dated May 15, 2002, between Kenneth C. Russell, as Lessor, and Lario Oil & Gas Company, as Lessee, recorded August 12, 2002, in Book 2181 at Page 017, Official Records, Tehama County, California, insofar and only insofar as said lease covers the following lands:

Township 24 North, Range 2 West, M.D.B.&M.

Section 31: Lot 3, Block 84 of Maywood Colony No. 9, as the same is shown on the Map entitled: “MAYWOOD Colony No. 9 Tehama County Cal”, filed in the Office of the County Recorder of the County of Tehama, State of California, June 5, 1897, in Book B of Maps at Page 28

APN 091-050-01

2. Oil and Gas Lease (Short Form) dated April 5, 2002, between Edgar E. Russell, Trustee or his Successors in Trust under the Russell Living Trust dated

November 15, 1995 as Lessor, and Lario Oil & Gas Company, as Lessee, recorded August 12, 2002, in Book 2181 at Page 020, Official Records, Tehama County, California, insofar and only insofar as said lease covers the following lands:

Township 24 North, Range 2 West, M.D.B.&M.

Section 31: Lot 3, Block 84 of Maywood Colony No. 9, as the same is shown on the Map entitled: “MAYWOOD Colony No. 9 Tehama County Cal”, filed in the Office of the County Recorder of the County of Tehama, State of California, June 5, 1897, in Book B of Maps at Page 28

APN 091-050-01

3. Oil and Gas Lease (Short Form) dated December 21, 2001 between Ann Watson, Scott S. Watson, John D. Watson and Sarah Watson, Trustees of the Watson Family Trust, as Lessor, and Lario Oil & Gas Company, as Lessee, recorded April 29, 2002 in Book 2144 at Page 331 of the Official Records, Tehama County, California, insofar and only insofar as said lease covers the following lands:

Township 24 North, Range 2 West, M.D.B.&M.

Section 31: Lot 7 in Block 84 of Maywood Colony No. 9, as the same is shown on the Map filed in the Tehama County Recorder’s Office, June 5, 1897, in Book B of Maps, at Page 28, situated in the County of Tehama, State of California

APN 091-050-07

4. Oil, Gas and Mineral Lease (Short Form) dated August 26, 1998 between Bates Estate Company, as Lessor, and Petroleum Properties Corporation, as Lessee, recorded September 29, 1998 in Book 1821 at Page 063 of the Official Records, Tehama County, California, insofar and only insofar as said lease covers the following lands:

Township 24 North, Range 2 West, M.D.B.&M.

Sections 31: The South one-half of the Southwest one-quarter (S/2SW/4) and the South one-half of the North one-half of the Southwest one-quarter (S/2N/2SW/4) and the Northwest one-quarter of the Northwest one-quarter of the Southwest one-quarter (NW/4NW/4SW/4)

APN 091-050-10

5. Oil and Gas Lease (Short Form) dated December 21, 2001, between Daniel Barnum and Patricia Passemar, sole heirs of Elinor B. Barnum, deceased and sole beneficiaries of the Trust created under the Will of Walter Douglas Barnum, deceased, as Lessor, and Lario Oil & Gas Company, as Lessee, recorded March 21, 2002 in Book 2130 at Page 039 of the Official Records, Tehama County, California, insofar and only insofar as said lease covers the following lands:

Township 24 North, Range 2 West, M.D.B.&M.

Section 31: All of those certain Lots numbered 5 and 6 in Block 84, as said Lots and Blocks are delineated and designated on that certain Map entitled “Maywood Colony No. 9”, which Map is now on file in the Office of the Recorder in the County of Tehama, State of California.

APN 091-050-06

6. Oil and Gas Lease (Short Form) dated February 1, 2002, between Jay B. Keller and Shari A. Keller, as Lessor, and Lario Oil & Gas Company, as Lessee, recorded March 21, 2002 in Book 2130 at Page 031 of the Official Records, Tehama County, California, insofar and only insofar as said lease covers the following lands:

Township 24 North, Range 2 West, M.D.B.&M.

Section 31: Lots 4 and 8 in Block 84 of Maywood Colony No. 9 as the same are shown on the Map thereof, filed in the Tehama County Recorder’s Office, June 5, 1897 in Book B of Maps, at Page 28.

APN 091-050-04

7. Oil, Gas and Mineral Lease (Short Form) dated January 25, 1999, between Wilbur Reynolds, Jr. and Margaret Reynolds, as Lessor, and Petroleum Properties Corporation, as Lessee, recorded March 26,1999 in Book 1860 at Page 084 of the Official Records, Tehama County, California, insofar and only insofar as said lease covers the following lands:

Township 24 North, Range 2 West, M.D.B.&M.

Section 31: Lots 1 and 2 in Block 84, all in Maywood Colony No. 9, as the same are shown on the Map entitled, “Maywood Colony No. 9, Tehama County, California” filed in the office of the County Recorder of the County of Tehama, State of California, June 5, 1897 in Book B of Maps at Page 28.

APN 091-050-02

8. Oil and Gas Lease (Short Form) dated April 15, 2002, between Donald Eugene Raisner and Kay Elaine Raisner, as Lessor, and Lario Oil & Gas Company, as Lessee, recorded August 30, 2002, in Book 2189 at Page 142 of the Official Records, Tehama County, California, insofar and only insofar as said lease covers the following lands:

Township 24 North, Range 2 West, M.D.B.&M.

Sections 31:  Lots 1 and 2 in Block 84, of Maywood Colony No. 9, as the same is shown on the Map entitled, “Maywood Colony No. 9, Tehama County, Cal” filed in the Office of the County Recorder of the County of Tehama, State of California, June 5, 1897 in Book B of Maps at Page 28.

APN 091-050-02

9. Oil and Gas Lease (Short Form) dated April 15, 2002, between Wilbur B. Raisner and Georgene Raisner, Trustees of the Wilbur B. and Georgene T. Raisner Family Trust, as Lessor, and Lario Oil & Gas Company, as Lessee, recorded August 30, 2002 in Book 2189 at Page 145 of the Official Records, Tehama County, California, insofar and only insofar as said lease covers the following lands:

Township 24 North, Range 2 West, M.D.B.&M.

Section 31: Lots 1 and 2 in Block 84, of Maywood Colony No. 9, as the same is shown on the Map entitled, “Maywood Colony No. 9, Tehama County, Cal” filed in the Office of the County Recorder of the County of Tehama, State of California, June 5, 1897 in Book B of Maps at Page 28.

APN 091-050-02

10. Oil and Gas Lease (Short Form) dated April 15, 2002, between Sharon Huddleston, as Lessor, and Lario Oil & Gas Company, as Lessee, recorded August 30, 2002 in Book 2189 at Page 149 of the Official Records, Tehama County, California, insofar and only insofar as said lease covers the following lands:

Township 24 North, Range 2 West, M.D.B.&M.

Sections 31:  Lots 1 and 2 in Block 84, of Maywood Colony No. 9, as the same is shown on the Map entitled, “Maywood Colony No. 9, Tehama County, Cal” filed in the Office of the County Recorder of the County of Tehama, State of California, June 5, 1897 in Book B of Maps at Page 28.

APN 091-050-02

11. Oil and Gas Lease (Short Form) dated April 15, 2002, between Beverley Emerson-Orr, as Lessor, and Lario Oil & Gas Company, as Lessee, recorded August 30, 2002 in Book 2189 at Page 152 of the Official Records, Tehama County, California, insofar and only insofar as said lease covers the following lands:

Township 24 North, Range 2 West, M.D.B.&M.

Section 31:  Lots 1 and 2 in Block 84, of Maywood Colony No. 9, as the same is shown on the Map entitled, “Maywood Colony No. 9, Tehama County, Cal” filed in the Office of the County Recorder of the County of Tehama, State of California, June 5, 1897 in Book B of Maps at Page 28.

APN 091-050-02

12. Oil and Gas Lease (Short Form) dated April 15, 2002, between William Wood Wadman, III, as Lessor, and Lario Oil & Gas Company, as Lessee, recorded August 30, 2002 in Book 2189 at Page 155 of the Official Records, Tehama County, California, insofar and only insofar as said lease covers the following lands:

Township 24 North, Range 2 West, M.D.B.&M.

Section 31:  Lots 1 and 2 in Block 84, of Maywood Colony No. 9, as the same is shown on the Map entitled, “Maywood Colony No. 9, Tehama County, Cal” filed in the Office of the County Recorder of the County of Tehama, State of California, June 5, 1897 in Book B of Maps at Page 28.

APN 091-050-02

13. Oil and Gas Lease (Short Form) dated April 15, 2002, between Patricia L. Silva, as Lessor, and Lario Oil & Gas Company, as Lessee, recorded August 30, 2002 in Book 2189 at Page 158 of the Official Records, Tehama County, California, insofar and only insofar as said lease covers the following lands:

Township 24 North, Range 2 West, M.D.B.&M.

Section 31:  Lots 1 and 2 in Block 84, of Maywood Colony No. 9, as the same is shown on the Map entitled, “Maywood Colony No. 9, Tehama County, Cal” filed in the Office of the County Recorder of the County of Tehama, State of California, June 5, 1897 in Book B of Maps at Page 28.

APN 091-050-02

14. Oil and Gas Lease (Short Form) dated April 15, 2002, between Jeffrey Leo Miner, as Lessor, and Lario Oil & Gas Company, as Lessee, recorded August 30, 2002 in Book 2189 at Page 162 of the Official Records, Tehama County, California, insofar and only insofar as said lease covers the following lands:

Township 24 North, Range 2 West, M.D.B.&M.

Section 31:  Lots 1 and 2 in Block 84, of Maywood Colony No. 9, as the same is shown on the Map entitled, “Maywood Colony No. 9, Tehama County, Cal” filed in the Office of the County Recorder of the County of Tehama, State of California, June 5, 1897 in Book B of Maps at Page 28.

APN 091-050-02

15. Oil and Gas Lease (Short Form) dated April 15, 2002, between Sheila Miner, as Lessor, and Lario Oil & Gas Company, as Lessee, recorded August 30, 2002 in Book 2189 at Page 165 of the Official Records, Tehama County, California, insofar and only insofar as said lease covers the following lands:

Township 24 North, Range 2 West, M.D.B.&M.

Section 31:  Lots 1 and 2 in Block 84, of Maywood Colony No. 9, as the same is shown on the Map entitled, “Maywood Colony No. 9, Tehama County, Cal” filed in the Office of the County Recorder of the County of Tehama, State of California, June 5, 1897 in Book B of Maps at Page 28.

APN 091-050-02

16. Oil and Gas Lease (Short Form) dated April 15, 2002, between Gilbert Eugene Friesen, as Lessor, and Lario Oil & Gas Company, as Lessee, recorded

October 21, 2002 in Book 2211 at Page 567 of the Official Records, Tehama County, California, insofar and only insofar as said lease covers the following lands:

Township 24 North, Range 2 West, M.D.B.&M.

Section 31:  Lots 1 and 2 in Block 84, of Maywood Colony No. 9, as the same is shown on the Map entitled, “Maywood Colony No. 9, Tehama County, Cal” filed in the Office of the County Recorder of the County of Tehama, State of California, June 5, 1897 in Book B of Maps at Page 28.

APN 091-050-02

17. Oil and Gas Lease (Short Form) dated April 15, 2002, between Georgia G. Poulos, as Lessor, and Lario Oil & Gas Company, as Lessee, recorded October 21, 2002 in Book 2211 at Page 564 of the Official Records, Tehama County, California, insofar and only insofar as said lease covers the following lands:

Township 24 North, Range 2 West, M.D.B.&M.

Section 31:  Lots 1 and 2 in Block 84, of Maywood Colony No. 9, as the same is shown on the Map entitled, “Maywood Colony No. 9, Tehama County, Cal” filed in the Office of the County Recorder of the County of Tehama, State of California, June 5, 1897 in Book B of Maps at Page 28.

APN 091-050-02

18. Oil and Gas Lease (Short Form) dated April 15, 2002, between Marvin Dean Raisner, as Lessor, and Lario Oil & Gas Company, as Lessee, recorded October 21, 2002 in Book 2211 at Page 570 of the Official Records, Tehama County, California, insofar and only insofar as said lease covers the following lands:

Township 24 North, Range 2 West, M.D.B.&M.

Section 31:  Lots 1 and 2 in Block 84, of Maywood Colony No. 9, as the same is shown on the Map entitled, “Maywood Colony No. 9, Tehama County, Cal” filed in the Office of the County Recorder of the County of Tehama, State of California, June 5, 1897 in Book B of Maps at Page 28.

APN 091-050-02

19. Oil and Gas Lease (Short Form) dated April 15, 2002, between Robert Raisner, as Lessor, and Lario Oil & Gas Company, as Lessee, recorded December 23, 2002 in Book 2236 at Page 179 of the Official Records, Tehama County, California, insofar and only insofar as said lease covers the following lands:

Township 24 North, Range 2 West, M.D.B.&M.

Section 31:  Lots 1 and 2 in Block 84, of Maywood Colony No. 9, as the same is shown on the Map entitled, “Maywood Colony No. 9, Tehama County, Cal” filed in the Office of the County Recorder of the County of Tehama, State of California, June 5, 1897 in Book B of Maps at Page 28.

APN 091-050-02

20. Oil and Gas Lease (Short Form) dated April 15, 2002, between Richard Raisner, as Lessor, and Lario Oil & Gas Company, as Lessee, recorded December 23, 2002 in Book 2236 at Page 182 of the Official Records, Tehama County, California, insofar and only insofar as said lease covers the following lands:

Township 24 North, Range 2 West, M.D.B.&M.

Section 31:  Lots 1 and 2 in Block 84, of Maywood Colony No. 9, as the same is shown on the Map entitled, “Maywood Colony No. 9, Tehama County, Cal” filed in the Office of the County Recorder of the County of Tehama, State of California, June 5, 1897 in Book B of Maps at Page 28.

APN 091-050-02

21. Oil and Gas Lease (Short Form) dated April 15, 2002, between Martha Miner Allen, as Lessor, and Lario Oil & Gas Company, as Lessee, recorded December 23, 2002 in Book 2236 at Page 185 of the Official Records, Tehama County, California, insofar and only insofar as said lease covers the following lands:

Township 24 North, Range 2 West, M.D.B.&M.

Section 31:  Lots 1 and 2 in Block 84, of Maywood Colony No. 9, as the same is shown on the Map entitled, “Maywood Colony No. 9, Tehama County, California filed in the Office of the County Recorder of the County of Tehama, State of California, June 5, 1897 in Book B of Maps at Page 28.

APN 091-050-02

22. Oil and Gas Lease (Short Form) dated April 15, 2002, between Joseph B. Miner, II, as Lessor, and Lario Oil & Gas Company, as Lessee, recorded December 23, 2002 in Book 2236 at Page 188 of the Official Records, Tehama County, California, insofar and only insofar as said lease covers the following lands:

Township 24 North, Range 2 West, M.D.B.&M.

Section 31:  Lots 1 and 2 in Block 84, of Maywood Colony No. 9, as the same is shown on the Map entitled, “Maywood Colony No. 9, Tehama County, Cal” filed in the Office of the County Recorder of the County of Tehama, State of California, June 5, 1897 in Book B of Maps at Page 28.

APN 091-050-02

23. Oil and Gas Lease (Short Form) dated April 15, 2002, between Jessica Miner, as Lessor, and Lario Oil & Gas Company, as Lessee, recorded December 23, 2002 in Book 2236 at Page 191 of the Official Records, Tehama County, California, insofar and only insofar as said lease covers the following lands:

Township 24 North, Range 2 West, M.D.B.&M.

Section 31:  Lots 1 and 2 in Block 84, of Maywood Colony No. 9, as the same is shown on the Map entitled, “Maywood Colony No. 9, Tehama County, Cal” filed in the Office of the County Recorder of the County of Tehama, State of California, June 5, 1897 in Book B of Maps at Page 28.

APN 091-050-02

24. Oil and Gas Lease (Short Form) dated April 15, 2002, between Mark Gilbert Friesen, II, as Lessor, and Lario Oil & Gas Company, as Lessee, recorded December 23, 2002 in Book 2236 at Page 194 of the Official Records, Tehama County, California, insofar and only insofar as said lease covers the following lands:

Township 24 North, Range 2 West, M.D.B.&M.

Section 31:  Lots 1 and 2 in Block 84, of Maywood Colony No. 9, as the same is shown on the Map entitled, “Maywood Colony No. 9, Tehama County, Cal” filed in the Office of the County Recorder of the County of Tehama, State of California, June 5, 1897 in Book B of Maps at Page 28.

APN 091-050-02

25. Oil and Gas Lease (Short Form) dated April 15, 2002, between Nelson Eugene Friesen, as Lessor, and Lario Oil & Gas Company, as Lessee, recorded January 14, 2003 in Book 2244 at Page 299 of the Official Records, Tehama County, California, insofar and only insofar as said lease covers the following lands:

Township 24 North, Range 2 West, M.D.B.&M.

Section 31:  Lots 1 and 2 in Block 84, of Maywood Colony No. 9, as the same is shown on the Map entitled, “Maywood Colony No. 9, Tehama County, Cal” filed in the Office of the County Recorder of the County of Tehama, State of California, June 5, 1897 in Book B of Maps at Page 28.

APN 091-050-02

26. Oil and Gas Lease (Short Form) dated April 15, 2002, between Jerry Susanne Shea, as Lessor, and Lario Oil & Gas Company, as Lessee, recorded January 14, 2003 in Book 2244 at Page 302 of the Official Records, Tehama County, California, insofar and only insofar as said lease covers the following lands:

Township 24 North, Range 2 West, M.D.B.&M.

Section 31:  Lots 1 and 2 in Block 84, of Maywood Colony No. 9, as the same is shown on the Map entitled, “Maywood Colony No. 9, Tehama County, Cal” filed in the Office of the County Recorder of the County of Tehama, State of California, June 5, 1897 in Book B of Maps at Page 28.

APN 091-050-02

27. Oil and Gas Lease (Short Form) dated April 15, 2002, between Russell Scott Jose, as Lessor, and Lario Oil & Gas Company, as Lessee, recorded February 3, 2003 in Book 2253 at Page 242 of the Official Records, Tehama County, California, insofar and only insofar as said lease covers the following lands:

Township 24 North, Range 2 West, M.D.B.&M.

Section 31:  Lots 1 and 2 in Block 84, of Maywood Colony No. 9, as the same is shown on the Map entitled, “Maywood Colony No. 9, Tehama County, Cal” filed in the Office of the County Recorder of the County of Tehama, State of California, June 5, 1897 in Book B of Maps at Page 28.

APN 091-050-02

28. Oil and Gas Lease (Short Form) dated April 15, 2002, between Jim Raisner, as Lessor, and Lario Oil & Gas Company, as Lessee, recorded February 10, 2003 in Book 2256 at Page 004 of the Official Records, Tehama County, California, insofar and only insofar as said lease covers the following lands:

Township 24 North, Range 2 West, M.D.B.&M.

Section 31:  Lots 1 and 2 in Block 84, of Maywood Colony No. 9, as the same is shown on the Map entitled, “Maywood Colony No. 9, Tehama County, Cal” filed in the Office of the County Recorder of the County of Tehama, State of California, June 5, 1897 in Book B of Maps at Page 28.

APN 091-050-02

29. Oil and Gas Lease (Short Form) dated April 15, 2002, between Paul David Miner, as Lessor, and Lario Oil & Gas Company, as Lessee, recorded February 10, 2003 in Book 2256 at Page 001 of the Official Records, Tehama County, California, insofar and only insofar as said lease covers the following lands:

Township 24 North, Range 2 West, M.D.B.&M.

Section 31:  Lots 1 and 2 in Block 84, of Maywood Colony No. 9, as the same is shown on the Map entitled, “Maywood Colony No. 9, Tehama County, Cal” filed in the Office of the County Recorder of the County of Tehama, State of California, June 5, 1897 in Book B of Maps at Page 28.

APN 091-050-02

30. Oil and Gas Lease (Short Form) dated April 15, 2002, between Steven Terrel Friesen, as Lessor, and Lario Oil & Gas Company, as Lessee, recorded May 22, 2003 in Book 2304 at Page 282 of the Official Records, Tehama County, California, insofar and only insofar as said lease covers the following lands:

Township 24 North, Range 2 West, M.D.B.&M.

Section 31:  Lots 1 and 2 in Block 84, of Maywood Colony No. 9, as the same is shown on the Map entitled, “Maywood Colony No. 9, Tehama County, Cal” filed in the Office of the County Recorder of the County of Tehama, State of California, June 5, 1897 in Book B of Maps at Page 28.

APN 091-050-02

31. Oil, Gas and Mineral Lease (Short Form) dated October 1, 2001, between William E. Ralph, Trustee of the W. E. Ralph Revocable Trust u/d/t dated November 9, 1988, as Lessor, and Sunset Exploration, Inc., as Lessee, recorded January 3, 2002 in Book 2103 at Page 484 of the Official Records, Tehama County, California, insofar and only insofar as said lease covers the following lands:

Township 24 North, Range 3 West, M.D.B.&M.

Section 36: SE/4NW/4, NE/4SW/4, E/2SE/4SW/4, SE/4, S/2NE/4, SE/4NE/4NE/4, E/2NE/4NE/4NE/4

APN 087-170-07

32. Oil and Gas Lease (Short Form) dated December 11, 2001, between Clarence Martine, as Lessor, and Lario Oil & Gas Company, as Lessee, recorded January 14, 2002 in Book 2106 at Page 414 of the Official Records, Tehama County, California, insofar and only insofar as said lease covers the following lands:

Township 24 North, Range 3 West, M.D.B.&M.

Section 36: S/2NE/4, SE/4NE/4NE/4, E/2NE/4NE/4NE/4

APN 087-170-07

33. Oil and Gas Lease (Short Form) dated September 19, 2002, between Clarence Martine, as Lessor, and Lario Oil & Gas Company, as Lessee, recorded October 15, 2002 in Book 2209 at Page 203 of the Official Records, Tehama County, California, insofar and only insofar as said lease covers the following lands:

Township 24 North, Range 3 West, M.D.B.&M.

Section 36: SE/4NW/4, NE/4SW/4, E/2SE/4SW/4, SE/4

APN 087-170-07

Working Interest Assigned:	Net Revenue Interest Assigned:
Brave Ulysses #1A-36: 32%	Brave Ulysses #1A-36: 26.0256%
Bell Bottoms Blue #1-36: 16.50%	Bell Bottoms Blue #1-36: 13.4195%

B. Declaration of Pooling for the Spoonful Gas Unit #1-1 dated effective the date of first production (October 1, 2002) and recorded October 22, 2003, as document number 21920 in Book 2392 at Page 108 of the records of Tehama County, California and covering the following wells and leases:

Wells: Spoonful #1-1 and Layla #1-1

1. Oil, Gas and Mineral Lease (Short Form) dated November 29, 2000, between William E. Ralph, Trustee of the William E. Ralph Revocable Trust U.T.A., as Lessor, and Sunset Exploration Inc., as Lessee, recorded December 17, 2001, in Book 2098 at Page 105, Official Records, Tehama County, California, insofar and only insofar as said lease covers the following lands:

All of Lots 6 and 7 and the East half of the Southwest quarter of Section 6, all in Township 23 North, Range 2 West, M.D.M.&M.

APN 091-07-05

2. Oil and Gas Lease (Short Form) dated June 4, 2001, Raymond A. Caginia and Bonnie L. Caginia, Trustees of the Caginia Family Trust dated May 7, 1996, as Lessor, and Sunset Exploration Inc., as Lessee, recorded September 11, 2001, in Book 2069 at Page 075, Official Records, Tehama County, California, insofar and only insofar as said lease covers the following lands:

Township 23 North, Range 3 West, M.D.B.&M.

Section 1: Lot 8 of Corning Ranches in the County of Tehama. State of California, as per map filed in Book N at Page 22 of Maps, in the Office of the County Recorder of said County.

APN 087-260-14

3. Oil and Gas Lease (Short Form) dated March 14, 2002 between Shriners Hospitals for Children, as Lessor, and Lario Oil & Gas Company, as Lessee, recorded July 2, 2002 in Book 2167at Page 384 of the Official Records, Tehama County, California, insofar and only insofar as said lease covers the following lands:

Township 23 North, Range 3 West, M.D.B.&M.

Section 1: Lots 5, 6, 7, 8, 9, 10, 11 and 12 of Corning Ranches in the County of Tehama. State of California, as per map filed in Book N at Page 22 of Maps in the Office of the County Recorder of said County.

APN 087-260-14

Township 23 North, Range 3 West, M.D.B.&M.

Section 12: Lots 3 and 4 of Corning Ranches in the County of Tehama, State of California as per map filed in Book N at Page 22 of Maps in the office of the County Recorder of said County.

APN 087-340-20

4. Oil and Gas Lease (Short Form) dated July 17, 2002 between Mooseheart Child City & School, Inc. c/o Moose Charities, Inc., as Lessor, and Lario Oil & Gas Company, as Lessee, recorded August 12, 2002 in Book 2181 at Page 55 of the Official Records, Tehama County, California, insofar and only insofar as said lease covers the following lands:

Township 23 North, Range 3 West, M.D.B.&M.

Section 1: Lots 5, 6, 7, 8, 9, 10, 11 and 12 of Corning Ranches in the County of Tehama. State of California, as per map filed in Book N at Page 22 of Maps in the Office of the County Recorder of said County.

APN 087-260-14

Township 23 North, Range 3 West, M.D.B.&M.

Section 12: Lots 3 and 4 of Corning Ranches in the County of Tehama, State of California as per map filed in Book N at Page 22 of Maps in the office of the County Recorder of said County.

APN 087-340-20

5. Oil and Gas Lease (Short Form) dated June 12, 2001, between Werner Laufer and Juliana Laufer, as trustees of the Werner & Juliana Laufer Family Trust, as Lessor, and Sunset Exploration, Inc., as Lessee, recorded September 11, 2001 in Book 2069 at Page 077 of the Official Records, Tehama County, California, insofar and only insofar as said lease covers the following lands:

Township 23 North, Range 3 West, M.D.B.&M.

Section 1: Lot 12 of Corning Ranches as the same is shown on the Record of Survey of CORNING RANCHES, filed in the Office of the County Recorder of the County of Tehama, August 3, 1962, in Book N of Maps, Page 22.

APN 087-260-10

6. Oil and Gas Lease (Short Form) dated June 12, 2001, between Majoria L. Dickey, as Lessor, and Sunset Exploration, Inc., as Lessee, recorded September 11, 2001 in Book 2069 at Page 073 of the Official Records, Tehama County, California, insofar and only insofar as said lease covers the following lands:

Township 23 North, Range 3 West, M.D.B.&M.

Section 1: Lots 5, 6, 7, 10 and 11 of Corning Ranches in the County of Tehama, State of California, as per map filed in Book N at Page 22 of Maps, in the Office of the County Recorder of said County.

Section 12: Lots 1 and 2 of Corning Ranches in the County of Tehama, State of California, as per map filed in Book N at Page 22 of Maps, in the Office of the County Recorder of said County.

APN	087-260-11 087-260-12 087-340-12 087-340-42

7. Oil and Gas Lease (Short Form) dated September 4, 2001, between W.B.W. Inc., as Lessor, and Sunset Exploration, Inc., as Lessee, recorded November 13, 2001 in Book 2087 at Page 352 of the Official Records, Tehama County, California, insofar and only insofar as said lease covers the following lands:

Township 23 North, Range 3 West, M.D.B.&M.

Section 12: Lot 3 of Corning Ranches in the County of Tehama, State of California as per map filed August 3, 1962, in Book N at Page 22 of Maps in the office of the County Recorder of said County.

APN 087-340-20

8. Oil and Gas Lease (Short Form) dated May 15, 2002 between Alice L. Dickey, Administrator for the Estate of James L. Dickey, deceased; Alice L. Dickey, Edith Dickey, John Dickey and James Dickey, sole heirs of James L. Dickey, deceased, as Lessor, and Lario Oil & Gas Company, as Lessee, recorded August 12, 2002 in Book 2181 at Page 58 of the Official Records, Tehama County, California, insofar and only insofar as said lease covers the following lands:

Township 23 North, Range 3 West, M.D.B.&M.

Section 12: Lot 4 of Corning Ranches in the County of Tehama, State of California as per map filed August 3, 1962, in Book N at Page 22 of Maps in the office of the County Recorder of said County.

APN 87-340-43

9. Oil and Gas Lease (Short Form) dated May 15, 2002 between Alice L. Dickey, Administrator for the Estate of James L. Dickey, deceased; Alice L. Dickey, Edith Dickey, John Dickey and James Dickey, sole heirs of James L. Dickey, deceased, as Lessor, and Lario Oil & Gas Company, as Lessee, recorded October 6, 2003 in Book 2382 at Page 330 of the Official Records, Tehama County, California, insofar and only insofar as said lease covers the following lands:

Township 23 North, Range 3 West, M.D.B.&M.

Section 12: Lot 4 of Corning Ranches in the County of Tehama, State of California as per map filed August 3, 1962, in Book N at Page 22 of Maps in the office of the County Recorder of said County.

APN 87-340-43

10. Oil and Gas Lease (Short Form) dated May 15, 2002 between Alice L. Dickey, Administrator for the Estate of James L. Dickey, deceased; Alice L. Dickey, Edith Dickey, John Dickey and James Dickey, sole heirs of James L. Dickey, deceased, as Lessor, and Lario Oil & Gas Company, as Lessee, recorded September 20, 2002 in Book 2198 at Page 457 of the Official Records, Tehama County, California, insofar and only insofar as said lease covers the following lands:

Township 23 North, Range 3 West, M.D.B.&M.

Section 12: Lot 4 of Corning Ranches in the County of Tehama, State of California as per map filed August 3, 1962, in Book N at Page 22 of Maps in the office of the County Recorder of said County.

APN 87-340-43

11. Oil and Gas Lease (Short Form) dated May 15, 2002 between Alice L. Dickey, Administrator for the Estate of James L. Dickey, deceased; Alice L. Dickey, Edith Dickey, John Dickey and James Dickey, sole heirs of James L. Dickey, deceased, as Lessor, and Lario Oil & Gas Company, as Lessee, recorded September 20, 2002 in Book 2198 at Page 460 of the Official Records, Tehama County, California, insofar and only insofar as said lease covers the following lands:

Township 23 North, Range 3 West, M.D.B.&M.

Section 12: Lot 4 of Corning Ranches in the County of Tehama, State of California as per map filed August 3, 1962, in Book N at Page 22 of Maps in the office of the County Recorder of said County.

APN 87-340-43

12. Oil, Gas and Mineral Lease (Short Form) dated August 31, 2000 between Bates Estate Company, as Lessor, and Sunset Exploration, Inc., as Lessee, recorded October 18, 2000 in Book 1981 at Page 472 of the Official Records, Tehama County, California, insofar and only insofar as said lease covers the following lands:

Township 23 North, Range 2 West, M.D.B.&M.

Section 7: Portions of lot 1 and the Northeast quarter of the Northwest quarter containing 39.75 acres, LESS AND EXCEPTING therefrom 63.25 acres lying in the southeasterly portions of Lot 1 and the Northeast quarter of the Northwest quarter that are dedicated to the Layla #1-7 Victor Ranch #1-7 wells.

APN 091-100-001

C. Declaration of Pooling for the Strange Brew Gas Unit dated effective the date of first production (July 12, 2002) and recorded October 21,

2003, as document number 21755 in Book 2391 at Page 69 of the records of Tehama County, California and covering the following wells and leases:

Wells: Strange Brew #1-31, Strange Brew #3-30, Strange Brew #4-30, and Strange Brew #2-30

1. Oil and Gas Lease (Short Form) dated January 7, 2002, between Michael Ray Parks and Denise Louise Parks; Dureene P. Dudley, a widow, as to a Life Estate and Michael Ray Parks and Denise Louise Parks, as Remaindermen, as Lessor, and Lario Oil & Gas Company, as Lessee, recorded March 21, 2002, in Book 2130 at Page 047, Official Records, Tehama County, California, insofar and only insofar as said lease covers the following lands:

Township 24 North, Range 2 West, M.D.B.&M.

Section 31:
Parcel One:
Lot 2 in Block 83 of Maywood Colony No. 9, as the same is shown on the map filed in the Tehama County Recorder’s Office, June 5, 1897, in Book B of Maps at Page 28

Parcel Two:
The West 151.14 feet of Lot 1, in Block 83, of Maywood Colony No. 9, as the same is shown on the map filed in the Tehama County Recorder’s Office, June 5, 1897, in Book B of Maps, at Page 28.

APN    091-050-40
            091-050-41

2. Oil and Gas Lease (Short Form) dated March 29, 2002, between Gary E. May, as Lessor, and Lario Oil & Gas Company, as Lessee, recorded April 29, 2002, in Book 2144 at Page 285, Official Records, Tehama County, California, insofar and only insofar as said lease covers the following lands:

Township 24 North, Range 2 West, M.D.B.&M.

Section 31: Lot 1, in Block 83 of Maywood Colony No. 9, as the same is shown on the Map filed in the Tehama County Recorder’s Office, June 5, 1897, in Book B of Maps at Page 28

EXCEPTING THEREFROM the West 151.14 feet of said Lot 1.

APN 091-050-42

3. Oil, Gas and Mineral Lease (Short Form) dated August 26, 1998, between Bates Estate Company, as Lessor, and Petroleum Properties Corporation, as Lessee, recorded September 29, 1998, in Book 1821 at Page 063, Official Records, Tehama County, California, insofar and only insofar as said lease covers the following lands:

Township 24 North, Range 2 West, M.D.B.&M.

Section 31: The North one-half of the Northeast one-quarter of the Southwest one-quarter (N/2NE/4SW/4), and the Northeast one-quarter of the Northwest one-quarter of the Southwest one-quarter (NE/4NW/4SW/4)

APN 091-050-10

4. Oil and Gas Lease (Short Form) dated March 30, 2002, between Ted M. Johnson, as Lessor, and Lario Oil & Gas Company, as Lessee, recorded April 29, 2002, in Book 2144 at Page 339, Official Records, Tehama County, California, insofar and only insofar as said lease covers the following lands:

Township 24 North, Range 2 West, M.D.B.&M.

Section 30: Parcel B of Parcel Map No. 77-82, being a survey of a portion of Lots 1, 3, and 4 of Block 82 of Maywood Colony No. 9 (Book B of Maps, at Page 28) as the same is shown on the map filed in the Tehama County Recorder’s Office, May 10, 1979 in Book 6 of Parcel maps, at Page 9.

APN 091-290-46

5. Oil and Gas Lease (Short Form) dated February 1, 2002, between Jay B. Keller and Shari A. Keller, as Lessor, and Lario Oil & Gas Company, as Lessee, recorded March 21, 2002, in Book 2130 at Page 031, Official Records, Tehama County, California, insofar and only insofar as said lease covers the following lands:

Township 24 North, Range 2 West, M.D.B.&M.

Section 31:
Parcel 1:
Lots 5, 6, 7 and Lot 8 in Block 83; Lots 1, 2, and 3, South half of Lot 4 and all of Lots 5, 6 and 7, in Block 85 of Maywood Colony No. 9 as shown on the Map thereof, filed in the Tehama County Recorder’s Office, June 5, 1897 in Book B of Maps, at Page 28.

Parcel 2:
The North half of Lot 4, Block 85 Maywood Colony No. 9, as the same is shown on the Map filed June 5, 1897 in the Office of the County Recorder of Tehama County, in Book B of Maps, at Page 28.

APN   091-050-04
           091-050-05

6. Oil and Gas Lease (Short Form) dated August 30, 2001, between Jack Price and Katherine Price, as Lessor, and Sunset Exploration, Inc., as Lessee, recorded November 13, 2001, in Book 2087 at Page 349, Official Records, Tehama County, California, insofar and only insofar as said lease covers the following lands:

Township 24 North, Range 2 West, M.D.B.&M.

Section 30:
Parcel C of Parcel Map No. 77-82, being a survey of a portion of Lots 1, 3 and 4 of Block 82 of Maywood Colony No. 9 (Book B of Maps, at Page 28) as the same is shown on the map filed in the Tehama County Recorder’s Office May 10, 1979 in Book 6 of Parcel Maps, at Page 9.

APN 091-290-47

7. Oil and Gas Lease (Short Form) dated September 27, 2001, between William Gregory Peck and Diana L. Peck, also known as Diana Lynn Peck, as Lessor, and Sunset Exploration, Inc., as Lessee, recorded November 13, 2001, in Book 2087 at Page 358, Official Records, Tehama County, California, insofar and only insofar as said lease covers the following lands:

Township 24 North, Range 2 West, M.D.B.&M.

Section 30:
Parcel A of Parcel Map No. 77-82, being a survey of a portion of Lots 1, 3 and 4 of Block 82 of Maywood Colony No. 9 (Book B of Maps, at Page 28) as the same is shown on the map filed in the Tehama County Recorder’s Office May 10, 1979 in Book 6 of Parcel Maps, at Page 9.

APN 091-290-45

8. Oil and Gas Lease (Short Form) dated September 4, 2001, between Bennie Joseph Latino, Trustee or his successors in trust, under the Bennie Joseph Revocable Trust, dated May 14, 1998, as Lessor, and Sunset Exploration, Inc., as Lessee, recorded November 13, 2001, in Book 2087 at Page 355, Official Records, Tehama County, California, insofar and only insofar as said lease covers the following lands:

Township 24 North, Range 2 West, M.D.B.&M.

Section 30:
Lot 2 in Block 82 of Maywood Colony No. 9 as the same is shown on the Map entitled “Maywood Colony No. 9, Tehama County, California” filed in the office of the County Recorder of the County of Tehama, State of California, June 5, 1897, in Book B of Maps, at Page 28.

APN 091-290-18

9. Oil and Gas Lease (Short Form) dated February 1, 2002, between Garry S. Vance and Kori L. Vance, as Lessor, and Lario Oil & Gas Company, as Lessee, recorded March 21, 2002, in Book 2130 at Page 018, Official Records, Tehama County, California, insofar and only insofar as said lease covers the following lands:

Parcel One:
Parcel A of Parcel Map No. 83-26, being a division of Section 30, Township 24 North, Range 2 West, M.D.B. & M., as the same is shown on the

Map filed in the Tehama County Recorder’s Office, recorded November 17, 1983, in Book 7 of Parcel Maps, Page 223.

APN 091-290-55

Parcel Two:
Parcel B of Parcel Map No. 83-26, being a division of Section 30, Township 24 North, Range 2 West, M.D.B. & M., as the same is shown on the Map filed in the Tehama County Recorder’s Office, recorded November 17, 1983, in Book 7 of Parcel Maps, Page 223.

APN 091-290-56

Parcel Three:
Parcel 3 of the Southwest quarter of Section 30, Township 24 North, Range 2 West, Mount Diablo Base and Meridian, as the same is shown on the Parcel Map No. 662, filed in the Tehama County Recorder’s Office February 13, 1976, in Book 2 of Parcel Maps, Page 192.

APN 091-290-16

10. Oil and Gas Lease (Short Form) dated February 1, 2002, between Donald L. Stokes, Jr. and Mona Stokes, as Lessor, and Lario Oil & Gas Company, as Lessee, recorded March 21, 2002, in Book 2130 at Page 035, Official Records, Tehama County, California, insofar and only insofar as said lease covers the following lands:

Parcel 2 of the Southwest quarter of Section 30, Township 24 North, Range 2 West, Mount Diablo Base and Meridian, as the same is shown on Parcel Map No. 662, filed in the Tehama County Recorder’s Office, February 13, 1976 in Book 2 of Parcel Maps, at Page 192.

APN 091-290-15

11. Oil, Gas and Mineral Lease (Short Form) dated February 1, 1999, between Eugene M. Smith and Merle F. Smith, as Lessor, and Petroleum Properties Corporation, as Lessee, recorded March 26, 1999, in Book 1860 at Page 091, Official Records, Tehama County, California, insofar and only insofar as said lease covers the following lands:

Township 24 North, Range 2 West, M.D.B.&M.

Section 30: The West-half of Southwest quarter (W1/2 of SW/4)
The land included herein is a portion of the above being more particularly described as Parcel 1, as the same is shown on Parcel Map No. 662, filed in the Tehama County Recorder’s Office, February 13, 1976 in Book 2 of Parcel Maps, at Page 192.

APN 091-290-14

12. Oil and Gas Lease (Short Form) dated February 6, 2002, between Blanton Street Partners, as Lessor, and Lario Oil & Gas Company, as Lessee, recorded

March 21, 2002, in Book 2130 at Page 027, Official Records, Tehama County, California, insofar and only insofar as said lease covers the following lands:

Township 24 North, Range 2 West, M.D.B.&M.

Section 29:
Parcel One:
The West half of the West half of Lot 3 and all of Lots 4 and 5 and the West one-quarter of Lot 6 in Block 153, Maywood Colony No. 20, as the same are shown on the map filed in the Tehama County Recorder’s Office, October 23, 1899 in Book B of Maps at Page 42.
Excepting therefrom:

(c)
That portion conveyed to the County of Tehama by Deed recorded May 28, 1963 in Book 432 at Page 156, Official Records of Tehama County, described as follows: The North 40.00 feet of the Easterly 355.00 feet of Lot 4 in Block 153, and the North 40.00 feet of the West quarter of Lot 3 in Block 153;

(d)
That portion conveyed to the County of Tehama by Deed recorded October 2, 1968 in Book 517 at Page 316, Official Records of Tehama County, described as follows: A strip of land 40.00 feet in width lying Southerly of the following described line: Beginning at the Northwesterly corner of the North 40.00 feet of the Easterly 355.00 feet of Lot 4 in Block 153 as conveyed to the County of Tehama in the Grant Deed from Rainer Orchards, Incorporated, recorded May 28, 1963 in Book 432 of Official Records at Page 156, Tehama County Records; thence along the Northerly line of said Lot 4, West 115.0 feet and point of termination and being a portion of Lot 4, Block 153, Maywood Colony No. 20.

APN 091-260-37

Parcel Two:
The North 40.00 feet of the Easterly 355.00 feet of Lot 4 in Block 153, and the North 40.00 feet of the West quarter of Lot 3 in Block 153, all in Maywood Colony No. 20, as the same are shown on the map filed in the Tehama County Recorder’s Office, October 23, 1899 in Book B of Maps at Page 42.

APN 091-260-36-2M

13. Oil, Gas and Mineral Lease (Short Form) dated July 31, 2000, between Jane A. Flynn, as Lessor, and Lario Oil & Gas Company, as Lessee, recorded September 11, 2000, in Book 1973 at Page 595, Official Records, Tehama County, California, insofar and only insofar as said lease covers the following lands:

Township 24 North, Range 2 West, M.D.B.&M.

Section 30: The lands included herein are a portion of the above being more particularly described as follows: The Northwest quarter of the Southeast quarter in Section 30, Township 24 North, Range 2 West, M.D.B. & M.

APN 091-290-20

14. Oil, Gas and Mineral Lease (Short Form) dated August 20, 1998, between Wanda J. Andrews and John C. Hoffman, as Lessor, and Petroleum Properties Corporation, as Lessee, recorded September 29, 1998, in Book 1821 at Page 060, Official Records, Tehama County, California, insofar and only insofar as said lease covers the following lands:

Township 24 North, Range 2 West, M.D.B.&M.

Section 31: The North one-half of the Northwest one-quarter of the Southeast one-quarter (N/2NW/4SE/4), and the Northwest one-quarter of the Northeast one-quarter of the Southeast one-quarter (NW/4NE/4SE/4)

APN 091-050-11

15. Oil and Gas Lease (Short Form) dated January 10, 2002, between Pauline B. Jackson, Helen Marguerite Breedlove and Paula Lee Ash, as Lessor, and Lario Oil & Gas Company, as Lessee, recorded March 21, 2002, in Book 2130 at Page 022, Official Records, Tehama County, California, insofar and only insofar as said lease covers the following lands:

Parcel C of Parcel Map No. 78-37 filed in the Tehama County Recorder’s Office March 23, 1970 in Book 5 of Parcel maps, Page 224, being a portion of the East one-half of the Northeast one-quarter of Section 31, Township 24 North, Range 2 West, Mount Diablo Base and Meridian, according to the official plat thereof.

APN 091-050-31

16. Oil and Gas Lease (Short Form) dated February 26, 2002, between Lisa Gail Grace-Kellogg, as Lessor, and Lario Oil & Gas Company, as Lessee, recorded April 29, 2002, in Book 2144 at Page 323, Official Records, Tehama County, California, insofar and only insofar as said lease covers the following lands:

Parcels A, B, C and D of Parcel Map No. 78-37 filed in the Tehama County Recorder’s Office March 23, 1970 in Book 5 of Parcel maps, Page 224, being a portion of the East one-half of the Northeast one-quarter of Section 31, Township 24 North, Range 2 West, Mount Diablo Base and Meridian, according to the official plat thereof.

APN 091-050-29
APN 091-050-30

APN 091-050-31
APN 091-050-32

All that portion of the East one-half of the Southeast one-quarter of Section 30, Township 24 North, Range 2 West, Mount Diablo Base and Meridian, according to the Official Plat thereof, lying South of the South line of the parcel of land conveyed to the County of Tehama by Deed recorded January 19, 1967 in Book 495, at Page 408, Official Records.

APN 091-050-22

17. Oil and Gas Lease (Short Form) dated February 26, 2002, between Frederick J. Hanshaw, as Lessor, and Lario Oil & Gas Company, as Lessee, recorded April 29, 2002, in Book 2144 at Page 327, Official Records, Tehama County, California, insofar and only insofar as said lease covers the following lands:

Parcels A, B, C and D of Parcel Map No. 78-37 filed in the Tehama County Recorder’s Office March 23, 1970 in Book 5 of Parcel maps, Page 224, being a portion of the East one-half of the Northeast one-quarter of Section 31, Township 24 North, Range 2 West, Mount Diablo Base and Meridian, according to the official plat thereof.

APN 091-050-29
APN 091-050-30
APN 091-050-31

A All that portion of the East one-half of the Southeast one-quarter of Section 30, Township 24 North, Range 2 West, Mount Diablo Base and Meridian, according to the Official Plat thereof, lying South of the South line of the parcel of land conveyed to the County of Tehama by Deed recorded January 19, 1967 in Book 495, at Page 408, Official Records.

APN 091-050-22

18. Oil and Gas Lease (Short Form) dated January 10, 2002, between Pauline B. Jackson, Helen Marguerite Breedlove and Paula Lee Ash, as Lessor, and Lario Oil & Gas Company, as Lessee, recorded April 29, 2002, in Book 2144 at Page 280, Official Records, Tehama County, California, insofar and only insofar as said lease covers the following lands:

Parcel C of Parcel Map No. 78-37 filed in the Tehama County Recorder’s Office March 23, 1970 in Book 5 of Parcel maps, Page 224, being a portion of the East one-half of the Northeast one-quarter of Section 31, Township 24 North, Range 2 West, Mount Diablo Base and Meridian, according to the official plat thereof.

APN 091-050-31

19. Oil and Gas Lease (Short Form) dated December 21, 2001, between Benny L. Campbell and Norma M. Campbell, as Lessor, and Lario Oil & Gas Company, as Lessee, recorded January 30, 2002, in Book 2112 at Page 146, Official Records,

Tehama County, California, insofar and only insofar as said lease covers the following lands:

Parcel B of Parcel Map No. 78-37 filed in the Tehama County Recorder’s Office March 23, 1970 in Book 5 of Parcel maps, Page 224, being a portion of the East one-half of the Northeast one-quarter of Section 31, Township 24 North, Range 2 West, Mount Diablo Base and Meridian, according to the official plat thereof.

APN 091-050-30

20. Oil and Gas Lease (Short Form) dated June 26, 2002, between Gregory W. Long and Shanna J. Long, as Lessor, and Lario Oil & Gas Company, as Lessee, recorded July 17, 2002, in Book 2172 at Page 169, Official Records, Tehama County, California, insofar and only insofar as said lease covers the following lands:

Parcel One:
All that portion of the East one-half of the Southeast one-quarter of Section 30, Township 24 North, Range 2 West, Mount Diablo Base and Meridian, according to the Official Plat thereof, lying South of the South line of the parcel of land conveyed to the County of Tehama by Deed recorded January 19, 1967 in Book 495, at Page 408, Official Records.

Parcel Two:
Parcel A of Parcel Map No. 78-37 filed in the Tehama County Recorder’s Office on March 23, 1970 in Book 5 of Parcel Maps, Page 224, being a portion of the East one-half of the Northeast one-quarter of Section 31, Township 24 North, Range 2 West, Mount Diablo Base and Meridian, according to the Official Plat thereof.

APN  091-050-29
          091-290-22

21. Oil and Gas Lease (Short Form) dated July 3, 2002, between Stefan O. Gappa and Cynthia Lee Gappa, as Lessor, and Lario Oil & Gas Company, as Lessee, recorded July 17, 2002, in Book 2172 at Page 202, Official Records, Tehama County, California, insofar and only insofar as said lease covers the following lands:

Lot 8, in Block 85 of Maywood Colony No. 9 as is designated and so delineated upon the Official Plot or Maps thereof, now on file in the Office of the County Recorder of Tehama County, California.

APN 091-050-08

Parcel D of Parcel Map No. 78-37 filed in the Tehama County Recorder’s Office on March 23, 1970 in Book 5 of Parcel Maps, Page 224, being a portion of the East one-half of the Northeast one-quarter of Section 31,

Township 24 North, Range 2 West, Mount Diablo Base and Meridian, according to the Official Plat thereof.

APN 091-050-32

22. Oil and Gas Lease (Short Form) dated May 23, 2003, between Sharon Sue Vaughan, as Lessor, and Lario Oil & Gas Company, as Lessee, recorded July 29, 2003, in Book 2340 at Page 215, Official Records, Tehama County, California, insofar and only insofar as said lease covers the following lands:

Parcel D of Parcel Map No. 77-82, being a survey of a portion of Lots 1, 3, and 4 of Block 82 of Maywood Colony No. 9 (Book B of Maps at Page 28) as the same is shown on the map filed in the Tehama County Recorder’s Office, May 10, 1979, in Book 6 of Parcel Maps at Page 9

APN 091-290-48

23. Oil and Gas Lease (Short Form) dated June 19, 2003, between Jess P. Barnett and Helen Barnett, Trustees of the Barnett Family Living Trust dated April 25, 1994, as Lessor, and Lario Oil & Gas Company, as Lessee, recorded July 29, 2003, in Book 2340 at Page 212, Official Records, Tehama County, California, insofar and only insofar as said lease covers the following lands:

Parcel One:
Parcel B of Parcel Map No. 77-23, filed in the Tehama County Recorder’s Office, June 2, 1977, in Book 4 of Parcel Maps at Page 51. Being a portion of the Northeast quarter of Section 30, Township 24 North, Range 2 West, Mount Diablo Base and Meridian, according to the Official Plat thereof

APN 91-290-09

Parcel Two:
Parcel C of Parcel Map No. 77-23, filed in the Tehama County Recorder’s Office, June 2, 1977, in Book 4 of Parcel Maps at Page 51. Being a portion of the Northeast quarter of Section 30, Township 24 North, Range 2 West, Mount Diablo Base and Meridian, according to the Official Plat thereof

APN 091-290-08

24. Oil and Gas Lease (Short Form) dated January 16, 2003, between Michael A. Noftz, as Lessor, and Lario Oil & Gas Company, as Lessee, recorded February 10, 2003, in Book 2256 at Page 011, Official Records, Tehama County, California, insofar and only insofar as said lease covers the following lands:

Parcel A of Parcel Map No. 80-11, filed in the Tehama County Recorder’s Office, June 27, 1980 in Book 6 of Parcel Maps at Page 200, (being a por-

tion of the Southeast quarter of the Northeast quarter of Section 30, Township 24 North, Range 2 West, Mount Diablo Base and Meridian.)

APN 091-290-49

25. Oil and Gas Lease (Short Form) dated January 17, 2003, between Michael Kellogg and Susan Kellogg, as Lessor, and Lario Oil & Gas Company, as Lessee, recorded February 10, 2003, in Book 2256 at Page 014, Official Records, Tehama County, California, insofar and only insofar as said lease covers the following lands:

Parcel C of Parcel Map No. 80-11, filed in the Tehama County Recorder’s Office, June 27, 1980 in Book 6 of Parcel Maps at Page 200, (being a portion of the Southeast quarter of the Northeast quarter of Section 30, Township 24 North, Range 2 West, Mount Diablo Base and Meridian.)

APN 091-290-51

26. Oil and Gas Lease (Short Form) dated March 13, 2003, between Shane Billingsley and Shala Billingsley, as Lessor, and Lario Oil & Gas Company, as Lessee, recorded May 22, 2003, in Book 2304 at Page 305, Official Records, Tehama County, California, insofar and only insofar as said lease covers the following lands:

Parcel B of Parcel Map No. 80-11, as the same is shown on map filed in the Tehama County Recorder’s Office, June 27, 1980 in Book 6 of Parcel Maps at Page 200, (being a portion of the Southeast quarter of the Northeast quarter of Section 30, Township 24 North, Range 2 West, Mount Diablo Base and Meridian.)

APN 091-290-50

27. Oil and Gas Lease (Short Form) dated February 13, 2003, between Carl L. Zenor and Phyllis G. Zenor, as Lessor, and Lario Oil & Gas Company, as Lessee, recorded May 22, 2003, in Book 2304 at Page 308, Official Records, Tehama County, California, insofar and only insofar as said lease covers the following lands:

Parcel D of Parcel Map No. 80-11, filed in the Tehama County Recorder’s Office, June 27, 1980 in Book 6 of Parcel Maps at Page 200, (being a portion of the Southeast quarter of the Northeast quarter of Section 30, Township 24 North, Range 2 West, Mount Diablo Base and Meridian.)

APN 091-290-52

D.  Layla #1-7 Well. Effective date of first production June 20, 2002. Oil and Gas Lease (Short Form) dated August 31, 2000, between Bates Estate Company, as Lessor, and Sunset Exploration, Inc., as Lessee, recorded October 18, 2000, in Book 1981 at Page 472, Official Records, Tehama County, California, insofar and only insofar as said lease covers the following lands:

Township 23 North, Range 2 West, MDBM

Section 7: a portion of government lots 1 and 2 and the N/2NE/4NW/4 containing 32.25 acres

APN 91-100-01

EXHIBIT “B”

Attached to and made a

part of that certain

Purchase and Sale Agreement,

dated March 1, 2004,

by and between

Production Specialties Company, as Seller,

and Trident Oil and Gas, Inc., as Purchaser

(Assignment and Bill of Sale)

RECORDING REQUESTED BY AND
WHEN RECORDED RETURN TO:

___________________________________
___________________________________
___________________________________
___________________________________

ASSIGNMENT AND BILL OF SALE

PRODUCTION SPECIALTIES COPMANY, A CALIFORNIA CORPORATION, hereinafter referred to as “Assignor,” for good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), does hereby GRANT, BARGAIN, SELL, CONVEY, ASSIGN, TRANSFER, SET OVER, and DELIVER unto TRIDENT OIL AND GAS, INC., A NEVADA CORPORATION, hereinafter referred to as Assignee, an undivided thirty seven and one-half percent (37.50%) of all of Assignor’s rights, title and interests in and to the following (collectively called the “Assets”):

(A) The Oil and Gas Leases described in Exhibit “A” (the “Leases”) attached hereto; (ii) the Declarations of Pooling described in said Exhibit “A”; (iii) the Oil and Gas Wells described in said Exhibit “A”; (iv) the easements, rights-of-way, and other rights, privileges, benefits and powers with respect to the use and occupation of the surface of, and the subsurface depths under, the land covered by the Leases; (v) all rights in respect of any pooled or unitized acreage located in whole or in part within each Lease, including all production from the pool or unit allocated to any such Lease, and all interest in any well(s) within the unit or pool associated with such Lease, regardless of whether such unit or pool production comes from a well or wells located within or outside of such Lease;

(B) All pipelines, personal property, equipment, fixtures and improvements located on or appurtenant to the Leases and used in or related to the production, transportation, treatment, sale and/or disposal of gas and/or hydrocarbons or water produced therefrom or attributable thereto;

(C) All licenses, servitudes, gas purchase and sale contracts, farm-in agreements, farm-out agreements, bottom hole agreements, acreage contribution agreements, operating agreements, unit agreements, processing agreements, options, leases of equipment or facilities, joint venture agreements, pooling agreements, transportation agreements, rights-of-way, and other contracts, agreements and rights of any kind which are owned by Assignor, in whole or in part, and which are: (i) appurtenant to the Leases, or (ii) used or held for use in connection with the ownership or operation of the Leases, or the production, sale, distribution, transportation or disposal of gas and/or hydrocarbons or water from the Leases;

(D) All governmental permits, licenses and authorizations, including environmental permits, licenses and other authorizations, as well as any applications for the same, related to the Leases or the operation thereof;

(E) All of the documents, files, records and other data relating to the Assets described in Paragraphs (A), (B), (C) and (D) above, including, without limitation, title records, surveys, maps, drawings, contracts, correspondence, microfiche lists, geological, geophysical, and seismic records, data, and information, production records, electric logs, core data, pressure data, decline curves, graphical production curves, and all related matters in Assignor’s possession; and

(F) Any and all other assets of Assignor appurtenant to, related to, or used or useful in connection with the Leases.

TO HAVE AND TO HOLD the undivided thirty seven and one-half percent (37.50%) unto Assignee, its successors and assigns, forever.

This Assignment and Bill of Sale is made and accepted subject to the following terms and conditions:

1.
THIS ASSIGNMENT IS MADE WITHOUT WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, EXCEPT THAT ASSIGNOR WARRANTS AND WILL DEFEND THE ASSETS UNTO ASSIGNEE FROM AND AGAINST ALL PERSONS CLAIMING THE ASSETS OR ANY PART THEREOF BY, THROUGH, OR UNDER ASSIGNOR, BUT NOT OTHERWISE.

2.
ASSIGNOR EXPRESSLY DISCLAIMS AND NEGATES ANY WARRANTY AS TO THE CONDITION OF ANY PERSONAL PROPERTY, EQUIPMENT, FIXTURES, AND ITEMS OF MOVEABLE PROPERTY COMPRISING ANY PART OF THE ASSETS, IT BEING EXPRESSLY UNDERSTOOD THAT SAID PERSONAL PROPERTY, FIXTURES, EQUIPMENT AND OTHER ITEMS ARE BEING CONVEYED TO ASSIGNEE “AS IS AND WHERE IS” WITHOUT ANY WARRANTY OF MERCHANTABILITY, CONDITION OR FITNESS FOR A PARTICULAR PURPOSE, OR ANY OTHER WARRANTY, EXPRESS OR IMPLIED.

3.	To the extent permitted by law, Assignee shall be subrogated to Assignor’s rights in and to any prior representations, warranties or covenants given with respect to the Assets. Assignor hereby grants and transfers to Assignee, its successors and assigns, to the extent that they may exist and be so transferable as permitted by law, the benefit of and the right to enforce any such prior representations, warranties, or covenants that may exist.

4.
Assignor agrees to execute and deliver to Assignee, from time to time, such other and additional instruments, notices, division orders, transfer orders, and other documents, and to do all such other and further acts and things as may be reasonably necessary to fully and effectively carry out the intent and purposes of this Assignment and Bill of Sale.

5.	Unless expressly provided otherwise, all recording references in the Exhibits attached hereto are to the Official Records of the County in which the Assets are located.

6.	This Assignment shall be binding upon and inure to the benefit of Assignor and Assignee, and to their respective successors and assigns.

7.
This Assignment may be executed in one or more counterparts, each of which shall be deemed an original, and said counterparts shall constitute but one and the same instrument which may be sufficiently evidenced by one counterpart. The fact that this Assignment may have been executed at different times by different parties shall not affect its validity.

This Assignment and Bill of Sale is effective as of 7:00 A.M., Pacific Time, on March 1, 2004 (“Effective Date”).

IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment and Bill of Sale on the date set forth in their respective acknowledgments below, but effective as of the Effective Date.

ASSIGNOR                                                                                                ASSIGNEE

PRODUCTION SPECIALTIES                                                                TRIDENT OIL AND GAS, INC.
COMPANY

By:/s/ Dero Parker                                                                                     By:/s/Stuart McPherson
           President                                             (Name)                                                                                                          (Name)
                                                                         (Title)                                                                                                            (Title)

SCHEDULE “B”

DECLARATION OF TRUST

THIS INDENTURE made effective as of the 7th th day of March, 2005.

BETWEEN:
TRIDENT OIL AND GAS, INC.,
a Nevada corporation having offices at
3273 E. Warm Springs Road,
Las Vegas, Nevada, USA 89120

(the "Trustee")
OF THE FIRST PART
AND:
TRYX VENTURES INC.,
a Nevada corporation having offices at
#314 - 837 West Hastings Street
Vancouver, British Columbia, Canada, V6C 3N6

(the "Beneficiary")
OF THE SECOND PART
WHEREAS:

A.  The Trustee is the sole registered owner of certain assets more particularly described and defined in paragraph 1.01 of a Purchase and Sale Agreement dated March 1, 2004 (the “Purchase and Sale Agreement”) by and between Production Specialties Company and Trident Oil and Gas, Inc., a copy of which is attached hereto and forms part of this Agreement, (hereinafter the “Trust Property”);

B.  Pursuant to a Purchase, Sale and Assumption Agreement entered into on March 7, 2005 by and between the Trustee and the Beneficiary (the Purchase, Sale and Assumption Agreement”), the Beneficiary, among other things, purchased the Trust Property from the Trustee; and

C.  The Trustee has agreed to hold all of their right title and interest in the Trust Property in trust for the Beneficiary on the terms and conditions hereinafter set forth:

                  NOW THEREFORE THIS AGREEMENT WITNESSES THAT, in consideration of the sum of Two ($2.00) Dollars now paid by each of the parties hereto to the other, the receipt and sufficiency of which is hereby acknowledged, and of the premises and of the mutual covenants and agreements herein contained, it is hereby mutually covenanted, agreed and acknowledged between the parties hereto as follows:

1.  The Trustee does and shall stand seized of the Trust Property in trust for the Beneficiary, the Beneficiary’s, successors and assigns, forever, and shall transfer, lease, encumber or dispose of the Trust Property only in such manner as the Beneficiary, the Beneficiary’s, successors and assigns lawfully direct.

2.  All dividends, profits, and advantages accruing to or arising out of the Trust Property shall be held by the Trustee for the exclusive use, benefit and advantage of the Beneficiary and the Trustee shall, upon written demand from the Beneficiary, account to the Beneficiary for all such profits and advantages and pay over the same to the Beneficiary.

4.  Upon receipt of a written demand from the Beneficiary the Trustees shall transfer the legal and registered title to the Trust Property to the Beneficiary or the Beneficiary’s nominee and account to and pay over to them all dividends and profits that shall have been received by the Trustees thereon.

5.  The Beneficiary shall pay and or fulfil any and all obligations, costs and expenses incurred with respect to the Trust Property of every nature and kind.

6.  The Beneficiary shall comply with all obligations in respect of the Trust Property as is required of it pursuant to the Purchase, Sale and Assumption Agreement.

7.  The Beneficiary will indemnify and save harmless the Trustee from any and all claims, demands, payments of money, causes of actions, suits, judgments, howsoever arising out of or in connection with the Trust Property.

8.  The Trustee does hereby acknowledge and declare further and that the Trustee will not permit the Trust Property to become in any way charged, encumbered or affected by any act or omission of the Trustee.

9.  The parties shall execute such further assurances and other documents and instruments and do such further and other things as may be necessary to implement and carry out the intent of this Agreement.

10.  All notices, writings or demands to be given to any Party pursuant to this Agreement must be in writing and must be delivered to such Party at his/its address set out above (or to such other address, notice of which has been given to all Parties hereto) and will be deemed to have been given on the day so served.

11.  No waiver of any term or provision of this Agreement will be enforceable unless it is in writing signed by the Party against whom such waiver is sought to be enforced and makes specific reference to this Agreement, and this Agreement may only be amended in writing signed by the Parties hereto.

12.  In the event that any one of the provisions of this Agreement is invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein will not in any way be affected or impaired thereby.

13.  Wherever the singular, or masculine or neuter is used herein, the same is to be construed as meaning the plural or the feminine or body corporate or vice-versa where the context or the hereto so require and, if any Party is more than one person, the covenants and agreements by such Party are to be joint as well as several.

14.  This Agreement will be governed by and construed and enforced in accordance with, and the right of the Parties shall be governed by, the laws of the State of Nevada.

15.  This Agreement will be binding upon and inure to the benefit of the Parties hereto and their respective heirs, executors, administrators, successors and permitted assigns.

16.  Time is of the essence of this Agreement.

17.  The recitals to this Agreement shall be deemed to be, representations or statements of fact by the Parties.

IN WITNESS WHEREOF the parties hereto have hereunto set their hands and seals as of the date first hereinbefore mentioned.

BENEFICIARY:

TRYX VENTURES INC.

                                                                                                Per:/s/ Alessandra Bordon
                                                                                                      Authorized Signatory

                                                                                               TRUSTEE:

                                                                                               TRIDENT OIL AND GAS, INC.

                                                                                                Per:/s/ Stuart McPherson
                                                                                                      Authorized Signatory

This is page four of a four page Declaration of Trust, between TRIDENT OIL AND GAS, INC. as Trustee and TRYX VENTURES INC. as Beneficiary.